UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  November 26, 2004
                                                          --------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004 providing for the issuance of GSAMP
Trust 2004-SD1 Mortgage Pass-Through Certificates, Series 2004-SD1)
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


           Delaware                333-100818-47              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution
reported  to  the  holders  of  GSAMP  Trust  2004-SD1  Mortgage   Pass-Through
Certificates, Series 2004-SD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator, and Wachovia Bank, National Association, as Trustee.

     On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SD1
Mortgage Pass-Through Certificates, Series 2004-SD1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Securities Administrator under the Agreement referred to herein

Date: December 2, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004




                             GSAMP Trust 2004-SD1
                         Statement to Certificateholders
                                 November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1        59,000,000.00     49,825,123.13      3,685,244.04   104,632.76      3,789,876.80      0.00         0.00     46,139,879.09
A2        24,132,000.00     20,379,319.85      1,507,327.28    41,347.38      1,548,674.66      0.00         0.00     18,871,992.57
A3        16,089,000.00     13,587,057.72      1,004,947.31    29,982.11      1,034,929.42      0.00         0.00     12,582,110.41
A4        43,000,000.00     32,278,422.52      2,387,427.40    67,210.85      2,454,638.25      0.00         0.00     29,890,995.12
A5        43,000,000.00     40,348,028.15      2,984,284.25    85,448.16      3,069,732.41      0.00         0.00     37,363,743.90
M1        27,210,000.00     27,210,000.00              0.00    64,155.13         64,155.13      0.00         0.00     27,210,000.00
M2        14,321,000.00     14,321,000.00              0.00    44,967.94         44,967.94      0.00         0.00     14,321,000.00
B1         4,774,000.00      4,774,000.00              0.00    20,931.34         20,931.34      0.00         0.00      4,774,000.00
B2         3,580,000.00      3,580,000.00              0.00    18,878.53         18,878.53      0.00         0.00      3,580,000.00
B3         3,581,000.00      3,581,000.00              0.00    18,883.81         18,883.81      0.00         0.00      3,581,000.00
P                100.00            100.00              0.00   135,663.44        135,663.44      0.00         0.00            100.00
R                100.00            100.00              0.00         0.00              0.00      0.00         0.00            100.00
TOTALS   238,687,200.00    209,884,151.37     11,569,230.28   632,101.45     12,201,331.73      0.00         0.00    198,314,921.09

X        238,687,302.97    212,766,607.90              0.00         0.00              0.00      0.00         0.00    201,980,184.54
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                     Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total           Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1     36242DAS2       844.49361237     62.46176339     1.77343661     64.23520000       782.03184898        A1         2.362500 %
A2     36242DAT0       844.49361222     62.46176363     1.71338389     64.17514752       782.03184858        A2         2.282500 %
A3     36242DAU7       844.49361178     62.46176332     1.86351607     64.32527938       782.03184847        A3         2.482500 %
A4     36242DAV5       750.66098884     55.52156744     1.56304302     57.08461047       695.13942140        A4         2.342500 %
A5     36242DAW3       938.32623605     69.40195930     1.98716651     71.38912581       868.92427674        A5         2.382500 %
M1     36242DAX1     1,000.00000000      0.00000000     2.35777766      2.35777766     1,000.00000000        M1         2.652500 %
M2     36242DAY9     1,000.00000000      0.00000000     3.14000000      3.14000000     1,000.00000000        M2         3.532500 %
B1     36242DAZ6     1,000.00000000      0.00000000     4.38444491      4.38444491     1,000.00000000        B1         4.932500 %
B2     36242DBA0     1,000.00000000      0.00000000     5.27333240      5.27333240     1,000.00000000        B2         5.932500 %
B3     36242DBB8     1,000.00000000      0.00000000     5.27333426      5.27333426     1,000.00000000        B3         5.932500 %
P      36242DBD4     1,000.00000000      0.00000000     ##########      ##########     1,000.00000000        P          0.000000 %
R      36242DBE2     1,000.00000000      0.00000000     0.00000000      0.00000000     1,000.00000000        R          0.000000 %
TOTALS                 879.32721725     48.47025848     2.64824192     51.11850041       830.85695877

X      36242DBC6       891.40312556      0.00000000     0.00000000      0.00000000       846.21252168        X          0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-5135
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                    ---------------------------------------

Sec. 4.02(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                                       186,681.77
                                        Principal Prepayment Amount                                                   10,597,290.40

Sec. 4.02(i)    Principal Prepayments

                                                              Payoffs in Full                                         10,601,218.32
                                                              Partial Principal Prepayments                               -1,476.73
                                                              Liquidation Proceeds                                             0.00
Sec. 4.02(ii)   Interest Allocation
                                        Total                                                                            632,101.44
                                                              Unpaid Interest Paid                                             0.00
                                                              Unpaid Interest Remaining                                        0.00
                                                              Basis Carry Forward Amount                                       0.00
                                                              Basis Carry Forward Amount Paid                                  0.00

Sec. 4.02(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class A2
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class A3
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class A4
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class A5
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class M1
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class M2
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class B1
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class B2
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

                                        Class B3
                                                              Interest Shortfall                                               0.00
                                                              Principal Shortfall                                              0.00

Sec. 4.02(v)    Ending Pool Stated Principal Balance                                                                 201,980,184.54

Sec. 4.02(vi)   Servicing Fees Paid                                                                                       88,253.91
Sec. 4.02(vi)   Master Servicing Fees Paid                                                                                 2,659.58

Sec. 4.02(viii) Advances                                                                                                       0.00
                                        Current Period Advances                                                                0.00
                                        Outstanding Advances                                                                   0.00

Sec. 4.02(ix,xii)
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                                Group 1
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               0-30 days                   1,006           151,155,572.18                 74.84 %
                                               31-60 days                    154            19,151,689.47                  9.48 %
                                               61-90 days                     83            11,375,287.86                  5.63 %
                                               91+days                       167            20,297,635.03                 10.05 %
                                                Total                      1,410           201,980,184.54                100.00 %

                                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %

                                        Market Value of REO Loans                                                             0.00

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure



                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %


                                        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %

Sec. 4.02(x)    12 Month Scheduled Payments
                 1st Preceding Month
                                       Scheduled Monthly Payments on all Loans                                      1,629,895.27
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                         208,506.64

                 2nd Preceding Month
                                       Scheduled Monthly Payments on all Loans                                      1,688,537.51
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                         157,665.03

                 3rd Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 4th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 5th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 6th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 7th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 8th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 9th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 10th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 11th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

                 12th Preceding Month
                                       Scheduled Monthly Payments on all Loans                                              0.00
                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                               0.00

Sec. 4.02(xi)   REO Loans                                                                                                     0.00

                                                                                                                                NO
Sec. 4.02(xiii) Trigger Event
Sec. 4.02(xiii) Balance of all 60+ Day Delinquent Loans                                                              30,526,977.33

Sec. 4.02(xiv)  Excess Reserve Fund Account Balance                                                                           0.00

Sec. 4.02(xv)   Realized Losses
                                        Current Losses                                                                    2,451.19
                                        Cumulative Losses                                                                     0.00

Sec. 4.02(xvi)  Net Monthly Excess Cashflow                                                                                   0.00
                                        Applied Realized Losses Paid                                                          0.00
                                        Unpaid Interest Amounts Paid                                                          0.00

Sec. 4.02(xvii) Overcollateralization
                                        Overcollateralization Amount                                                  3,665,263.46
                                        Specified Overcollateralization Amount                                       11,815,021.50


Sec. 4.02(xxi)  Subsequent Recoveries                                                                                         0.00

REO Not Advanced                                                                                                          8,876.88


                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
